UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant     ☑
Filed by a Party other than the Registrant     ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Electronic Arts Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

     ☐ Fee paid previously with preliminary materials.

     ☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

COMPANY # ELECTRONIC ARTS INC. ANNUAL MEETING OF STOCKHOLDERS Thursday, July 31, 2008 2:00 p.m. 209 Redwood Shores Parkway Building 250 Redwood City, CA 94065 Information about attending the stockholder meeting and voting in person is available in the proxy statement. Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on July 31, 2008. Notice is hereby given that the Annual Meeting of Stockholders of Electronic Arts Inc. will be held at 209 Redwood Shores Parkway, Building 250, Redwood City, CA 94065 on Thursday, July 31, 2008 at 2:00 p.m. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Annual Report, Notice of Annual Meeting and Proxy Statement are available at www.ematerials.com/erts If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before July 18, 2008 to facilitate timely delivery. Matters intended to be acted upon at the meeting are listed below. The Board of Directors recommends that you vote FOR the following proposals: 1. Election of Directors 2. Amendments to the 2000 Equity Incentive Plan 3. Amendments to the 2000 Employee Stock Purchase Plan 4. Ratification of Appointment of KPMG LLP as Independent Auditors You may immediately vote your proxy on the Internet at: www.eproxy.com/erts • Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on July 30, 2008. • Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy. Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card, proxy statement and annual report, please contact us via: 3 Internet — Access the Internet and go to www.ematerials.com/erts . Follow the instructions to log in, and order copies. 3 Telephone — Call us free of charge at 866-697-9377 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies. 3 Email — Send us an email at ep@ematerials.com with “erts Materials Request” in the subject line. The email must include: • The 3-digit company # and the 11-digit control # located in the box in the upper right hand corner on the front of this notice. • Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials. • If you choose email delivery you must include the email address. • If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email.

ELECTRONIC ARTS INC.

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Material

You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

BROKER
LOGO
HERE

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
12
15

R200803.14
0000002851_1

Shareholder Meeting to be held on July 31, 2008

Proxy Material Available

1 Annual Report
2 Notice of Annual Meeting & Proxy Statement

BARCODE

PROXY MATERIAL - VIEW OR RECEIVE

You can choose to view the material online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before July 18, 2008

HOW TO VIEW MATERIAL VIA THE INTERNET

Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL

1) BY INTERNET - www.proxyvote.com
2) BY TELEPHONE - 1-800-579-1639
3) BY E-MAIL* - sendmaterial@proxyvote.com

*If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

Broadridge Internal Use Only
Job #
Envelope #
Sequence #
of # Sequence

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type: Annual Meeting
Meeting Date: July 31, 2008
Meeting Time: 2:00 PM PDT
For holders as of: June 09, 2008

Meeting Location:

Electronic Arts' Headquarters
209 Redwood Shores Parkway
Building 250
Redwood City, CA 94065

How To Vote

Vote In Person

Should you choose to vote these shares in person at the meeting you must request a "legal proxy". To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance.

Vote By Internet

To vote ***now*** by Internet, go to
WWW.PROXYVOTE.COM.
Please refer to the proposals and follow the instructions.

R200803.14 0000002851_2

Broadridge Internal Use Only
Job #
Envelope #
Sequence #
of # Sequence

Voting items

The Board of Directors recommends you vote FOR the following proposal(s).

1. Election of Directors
   Nominees
1a Leonard S. Coleman

1b Gary M. Kusin

1c Gregory B. Maffei

1d Vivek Paul

1e Lawrence F. Probst III

1f John S. Riccitiello

1g Richard A. Simonson

1h Linda J. Srere

The Board of Directors recommends you vote FOR the following proposal(s).

2 Amendments to the 2000 Equity Incentive Plan.

3 Amendments to the 2000 Employee Stock Purchase Plan.

4 Ratification of appointment of KPMG LLP as independent auditors.

BARCODE

CONTROL # → 0000 0000 0000

Broadridge Internal Use Only
Acct #
Shares
Cusip
Job #
Envelope #
Sequence #
of # Sequence

0000002851_3 R200803.14

Voting items Continued

Reserved for Broadridge Internal Control Information

NOTE : Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

0000002851_4 R200803.14

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

Broadridge Internal Use Only

Job #
Envelope #
Sequence #
of # Sequence